Exhibit 99.2

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5 ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪ ▪

▪ — — — — ▪ — — — 7

1Q25 2Q25 3Q25 4Q25 1Q26 2Q26 3Q26 4Q26 2027 2028 2029 2030 2031 and Beyond 16

0.99% 1.03% 20

✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ 25

© 2024 Valley Bank. All rights reserved. Please see www.valley.com for further details. ▪ ▪ ▪ ▪

Exhibit 99.2

4Q24 Earnings Presentation

January 23, 2025

Valley

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management's confidence and strategies and management's expectations about our business, new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as "intend," "should," "expect," "believe," "view," "opportunity," "allow," "continues," "reflects," "would," "could," "typically," "usually," "anticipate," "may," "estimate," "outlook," "project" or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of market interest rates and monetary and fiscal policies of the U.S. federal government and its agencies in connection with prolonged inflationary pressures, which could have a material adverse effect on our clients, our business, our employees, and our ability to provide services to our customers; the impact of unfavorable macroeconomic conditions or downturns, including an actual or threatened U.S. government shutdown, debt default or rating downgrade, instability or volatility in financial markets, unanticipated loan delinquencies, loss of collateral, decreased service revenues, increased business disruptions or failures, reductions in employment, and other potential negative effects on our business, employees or clients caused by factors outside of our control, such as future legislation and policy changes under the new U.S. presidential administration, geopolitical instabilities or events; natural and other disasters, including severe weather events; health emergencies; acts of terrorism; or other external events; the impact of potential instability within the U.S. financial sector in the aftermath of the banking failures in 2023 and continued volatility thereafter, including the possibility of a run on deposits by a coordinated deposit base, and the impact of the actual or perceived soundness, or concerns about the creditworthiness of other financial institutions, including any resulting disruption within the financial markets, increased expenses, including Federal Deposit Insurance Corporation insurance assessments, or adverse impact on our stock price, deposits or our ability to borrow or raise capital; the impact of negative public opinion regarding Valley or banks in general that damages our reputation and adversely impacts business and revenues; changes in the statutes, regulations, policy, or enforcement priorities of the federal bank regulatory agencies; the loss of or decrease in lower-cost funding sources within our deposit base; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent, trademark or other intellectual property infringement, misappropriation or other violation, employment related claims, and other matters; a prolonged downturn and contraction in the economy, as well as an unexpected decline in commercial real estate values collateralizing a significant portion of our loan portfolio; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations, and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; changes in our business, strategy, market conditions or other factors that may negatively impact the estimated fair value of our goodwill and other intangible assets and result in future impairment charges; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; increased competitive challenges, including our ability to stay current with rapid technological changes in the financial services industry; cyberattacks, ransomware attacks, computer viruses, malware or other cybersecurity incidents that may breach the security of our websites or other systems or networks to obtain unauthorized access to personal, confidential, proprietary or sensitive information, destroy data, disable or degrade service, or sabotage our systems or networks, and the increasing sophistication of such attacks; results of examinations by the Office of the Comptroller of the Currency (OCC), the Federal Reserve Bank, the Consumer Financial Protection Bureau (CFPB) and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; application of the OCC heightened regulatory standards for certain large insured national banks, and the expenses we will incur to develop policies, programs, and systems that comply with the enhanced standards applicable to us; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements, or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, pandemics or other public health crises, acts of terrorism or other external events; our ability to successfully execute our business plan and strategic initiatives; and unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, risk mitigation strategies, changes in regulatory lending guidance or other factors. A detailed discussion of factors that could affect our results is included in our SEC filings, including the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2023. The financial results and disclosures reported in this release are preliminary. Final 2024 financial results and other disclosures will be reported in our Annual Report on Form 10-K for the year ended December 31, 2024, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations, except as required by law. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

4Q 2024 Financial Highlights

	GAAP Reported			Non-GAAP Adjusted [1]		
	4Q24	**3Q24**	**4Q23**	**4Q24**	**3Q24**	**4Q23**
Net Income ($mm)	**$115.7**	$97.9	$71.6	**$75.7**	$96.8	$116.3
Return on Average Assets *Annualized*	**0.74%**	0.63%	0.47%	**0.48%**	0.62%	0.76%
Efficiency Ratio (Non-GAAP)	--	--	--	**57.2%**	56.1%	60.7%
Diluted Earnings Per Share	**$0.20**	$0.18	$0.13	**$0.13**	$0.18	$0.22
Pre-Provision Net Revenue [2] ($mm)	**$195.6**	$201.7	$109.6	**$206.3**	$206.0	$176.5
PPNR / Average Assets [2] *Annualized*	**1.24%**	1.30%	0.72%	**1.31%**	1.32%	1.16%

- Significant balance sheet strength reflecting lower-cost core deposit growth, incremental capital, and enhanced loan diversity.
- Adjusted pre-tax pre-provision net revenue [1] increased 17% vs. a year ago and adjusted PPNR / average assets [1] is virtually flat vs 3Q24.
- Net interest income increased over 3%, expanding for the third consecutive quarter, primarily as a result of lower-cost core deposit growth and strong deposit beta performance.

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. [2] Pre-provision net revenue ("PPNR") equals net interest income plus total non-interest income less total non-interest expense.

Expectation as of 1Q24

Outperformance of Key Balance Sheet Targets

CRE / TRBC [1]


474%
442%
421%
~440%
362%
<400%
<350%
12/31/23
6/30/24
9/30/24
12/31/24
12/31/25 est.

ACL / Loans


0.93%
1.06%
1.14%
1.00%+
1.17%
~1.10%
1.20% - 1.25%
12/31/23
6/30/24
9/30/24
12/31/24
12/31/25 est.

Loans / Deposits


102.0%
100.4%
97.9%
~100%
97.5%
<100%
<97%
12/31/23
6/30/24
9/30/24
12/31/24
12/31/25 est.

CET 1 / RWA


9.29%
9.55%
9.57%
~9.8%
10.82%
10%+
~11%
12/31/23
6/30/24
9/30/24
12/31/24
12/31/25 est.

[1] Commercial Real Estate (including CRE loans held for sale) as defined by joint regulatory guidance to include call codes 1.a (Construction), 1.d (Multifamily), 1.e.2. (Other Non-farm Non-residential, excluding Owner-Occupied) and CRE loans not secured by real estate.

Strategic Imperatives for 2025

Our Strategic Focus Remains Consistent, Supported by Evolving Initiatives

- Grow Core Deposits
  - Utilize enhanced treasury management capabilities to further penetrate commercial customers.
  - Continue to energize the branch footprint and motivate targeted new customer acquisition.
  - Leverage existing specialty niches and explore new opportunities.

- Focus on Diverse C&I, Owner-Occupied CRE, and Consumer Growth
  - Further penetrate our commercially vibrant footprint and leverage the specialty nationwide businesses that we have established.
  - Manage the continued run-off of transactional investor CRE and multifamily borrowers.
  - Take advantage of dislocation in our markets from a talent and customer perspective.

- Drive Sustainable Fee Revenue
  - Further expand the utilization of our enhanced treasury management product and service set.
  - Increased capital markets activity from syndication, F/X, and swap perspective.
  - Continue to scale our wealth, insurance, and tax credit advisory businesses.

2025 Guidance

Metric	Expectations for 2025
Gross Loan Growth	3% - 5% based on 12/31/24 of $48.8bn *(includes $0.4bn - $0.6bn reduction in regulatory CRE)*
Net Interest Income	9% - 12% growth based on 2024 of $1,629mm
Adj. Non-Interest Income	6% - 10% growth based on 2024 of $227mm [1]
Adj. Non-Interest Expense	3% - 5% growth based on 2024 of $1,076mm [1] *(excludes tax credit amortization and other non-operating expense)*
Tax Rate	23% – 25% *(assumes ~$35mm of tax credit amortization in 2025)*
Credit Expectations	$75mm - $125mm Annual NCOs (expected to decline throughout year) $120mm - $160mm Annual Provision

1 Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Net Interest Income Commentary

- Management Assumptions
  - The upper end of our net interest income guidance range assumes the implied forward curve as of 12/31/24
  - The remainder of the range reflects a variety of lower interest rate scenarios
  - ~60% downside beta on interest-bearing non-maturity deposits, ~40% downside beta when assuming relatively stable non-interest deposit mix
  - 42% floating-rate loans tied to Fed Funds, Prime and SOFR; 41% fixed-rate loans; 17% adjustable-rate loans tied to more stable longer-dated indices

- Interest Rate Sensitivity Considerations
  - Higher interest rates, or additional positive curve slope, would be incrementally additive to our forecasted range, all else equal
  - Limited exposure to changes on the front-end of the curve as our loans tied to Fed Funds, Prime and SOFR generally balance our beta-adjusted short-term funding exposure
  - We remain more sensitive to longer-end rates which impact the repricing of our fixed and adjustable loan buckets (comprising ~60% of total loans)

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Outlook & Expectations

Net Interest Margin (FTE, %)


3.10%
>3.10%
2.85%
3.00%
2024
2025 est. range
4Q25 est.

Adj. PPNR / Avg. Assets (%)


1.50%
>1.50%
1.26%
1.35%
2024
2025 est. range
4Q25 est.

Adj. Return on Avg. Assets (%)


1.00%
>1.00%
0.55%
0.80%
2024
2025 est. range
4Q25 est.

Adj. Return on Average Tangible Equity


11.0%
>11.0%
7.0%
9.0%
2024
2025 est. range
4Q25 est.

The Company is providing this outlook only on a non-GAAP basis because not all of the information necessary for a quantitative reconciliation of forward-looking non-GAAP financial measures to the most directly comparable GAAP financial measure is available without unreasonable effort, primarily due to uncertainties relating to the occurrence or amount of these adjustments that may arise in the future. Based on past reported results, any such excluded items could be material, individually or in the aggregate, to the reported results.

Driving Long-Term Value

Shareholder Value Creation vs. Peers



Cumulative Dividends Post-2017
Reported TBV Growth Post-2017 1
87%
36%
51%
Peer Median
100%
49%
51%
VLY

Deposit Accounts (000s)



+110%
+23%
65
136
12/31/17
12/31/24
Commercial
440
540
12/31/17
12/31/24
Consumer

Commercial Loan Diversity by Geography



FL & Other
NY & NJ
79%
21%
12/31/17
52%
48%
12/31/24

Enhanced Funding Diversity by Geography



Northeast Branches
Southeast Branches, Specialty & Other
78%
22%
12/31/17
44%
56%
12/31/24

[1] VLY Reported TBV growth measured from 12/31/17 to 9/30/24. Peer Median Reported TBV Growth measured from 12/31/17 to 9/30/24. Cumulative dividends reflect dividends declared between 12/31/17 and 9/30/24 for VLY and peers. Peers include major exchange traded banks and thrifts with assets $30 billion to $150 billion as of 9/30/2024. Source: S&P Capital IQ Pro and company data.

Lowering Deposit Costs

Deposits by Product ($bn)



$50.4
$50.1
28%
14.2
12.3
25%
22%
11.2
11.4
23%
50%
25.1
26.3
52%
9/30/2024
12/31/2024
Time
Non-Interest
Savings, NOW and money market

Avg. Fed Funds vs. Deposit Costs (%)



0.25%
3.82%
5.50%
5.50%
5.50%
5.43%
4.82%
0.15%
1.36%
3.13%
3.16%
3.18%
3.25%
2.94%
4Q21
4Q22
4Q23
1Q24
2Q24
3Q24
4Q24
Total Deposits
Average Fed Funds (Upper)

Deposits by Customer Type ($bn)



$50.4
$50.1
18%
9.1
7.1
14%
82%
41.3
43.0
86%
9/30/2024
12/31/2024
Direct
Indirect

Cumulative Beta (Current Cycle) [1]



58%
34%
51%
Rate Increase Cycle (4Q21-2Q24)
Rate Decrease Cycle (2Q24-4Q24)
4Q24

[1] Cumulative Beta is measured as the change in Valley's quarterly average deposit as a percentage of the change in the average quarterly Fed Funds Upper Bound over the identified period.

Diversified Deposit Base

Total Deposit Breakdown ($bn)


$50.1bn
Specialized Deposits
$11.3
23%
Fully FDIC-Insured
Indirect Customer
$7.1
14%
Traditional
Branch Deposits
$31.7
63%

Specialized Deposits by Business Line ($bn)


$11.3bn
Nat'l Deposits,
Cannabis &
Online
$3.8
International
Corporate
$1.1
Technology
$1.7
Private Banking &
Wealth
$1.6
Other
Commercial
$3.1

Traditional Branch Deposits [3] ($bn)


$31.7bn
New Jersey
$17.1
127 branches
New York
$4.9
41 branches
Florida
$8.3
41 branches
Other
$1.4
20 branches

Uninsured Deposits & Liquidity ($bn)

Cash & Available Liquidity Stands at 2.0x Adjusted Uninsured Deposits [1]


26%
$12.6
$24.8
$22.9
$1.9
Adjusted Uninsured Deposits
Cash & Available Liquidity
Adjusted Uninsured Deposits 1
High Quality Available Liquidity 2
Cash on Balance Sheet

[1] Adjusted for collateralized government deposits in excess of FDIC $250k limit and intercompany deposits eliminated in consolidation. [2] "High Quality Available Liquidity" includes the following off balance sheet sources of potential liquidity: FHLB, unencumbered investment securities, FRBNY Discount Window Availability, and Uncommitted Fed Funds Lines. [3] Traditional Branch Deposits Include Commercial (inclusive of $1.0bn of HOA deposits), Consumer and Government. All data as of 12/31/24

Continued Emphasis on C&I and Owner-Occ. CRE

Gross Loans ($bn) [1]


$49.4
($1.0)
$0.2
$0.1
$0.1
$48.8
9/30/24
Other CRE & Const.
Owner-Occ. CRE
C&I
Resi & Consumer
12/31/24

12/31/2024 Loan Composition [1]


Non Owner-Occupied CRE
25%
Owner-Occupied CRE
12%
Multifamily
17%
CRE
42%
C&I
33%
Other
25%
C&I
20%
Construction
7%
Residential R.E.
12%
Consumer
7%

New Loan Originations ($bn)


7.83%
7.70%
7.62%
7.56%
7.00%
6.10%
6.14%
6.17%
6.28%
6.04%
$2.2
$2.0
$2.8
$2.6
$3.2
4Q23
1Q24
2Q24
3Q24
4Q24
Origination Volume (Gross)
New Origination Rate
Avg. Portfolio Yield

Cumulative Loan Beta (Current Cycle) [2]


45%
19%
39%
Rate Increase Cycle (4Q21-2Q24)
Rate Decrease Cycle (2Q24-4Q24)
4Q24

[1] CRE includes multifamily and non-owner occupied CRE; C&I includes owner-occupied CRE and C&I; Other includes construction, residential RE and Consumer. [2] Cumulative Beta is measured as the change in Valley's quarterly average loan yield since the quarter preceding the rate hike cycle (4Q21) as a percentage of the change in the average quarterly Fed Funds Upper Bound over the same period. Note: Sums may not total due to rounding.

CRE Detail as of 12/31/24

Portfolio by Property Type


Retail
17%
Mixed Use
10%
Office
10%
Healthcare Office
2%
Industrial
11%
Healthcare
9%
Specialty & Other
11%
Apartment & Residential
30%
$26.5bn

Property Type	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Apartment & Resi	$6.0	63%	1.40x
Retail	$4.4	62%	1.76x
Industrial	$2.9	60%	2.18x
Healthcare	$2.7	67%	1.46x
Office	$3.1	62%	1.76x
Specialty & Other	$2.8	56%	1.84x
Mixed Use	$2.7	62%	1.39x
Co-Ops	$1.9	12%	1.48x
Total	$26.5	58%	1.66x

Portfolio by Geography


Florida
28%
New Jersey
21%
Other
19%
Other NYC Boroughs
15%
Manhattan (Multifamily)
6%
Manhattan (Other)
4%
New York (ex. NYC)
7%
$26.5bn

Geography	$bn	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida / Alabama	$7.5	60%	1.80x
New Jersey	$5.5	62%	1.64x
Other NYC Boroughs	$4.0	56%	1.42x
Manhattan	$2.6	40% (59% ex Co-Ops)	1.67x
New York (ex. NYC)	$1.9	52%	1.76x
Other	$5.0	65%	1.64x
Total	$26.5	58%	1.66x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually. Sums may be inconsistent due to rounding.

Multifamily Portfolio Detail

Multifamily Portfolio by Sub-Asset Class ($bn)


Co-Op
$1.9
$7.9bn
Non Co-Op
$6.0

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
New York (ex. Manhattan)	$1.7	$5.9mm	67%	1.28x
Other	$1.5	$9.3mm	64%	1.34x
New Jersey	$1.2	$3.2mm	61%	1.58x
Florida & Alabama	$1.1	$3.6mm	60%	1.49x
Manhattan	$0.5	$6.9mm	62%	1.36x
Total	**$6.0bn**	**$5.0mm**	**63%**	**1.40x**

Non Co-Op Multifamily by Geography ($bn)


Florida & Alabama
19%
New Jersey
20%
Manhattan
8%
$6.0bn
New York (ex. Manhattan)
28%
Other
25%

New York City by % Rent Regulated Units


0% of units
42%
100% of units
17%
$2.3bn
1% - 20% of units
4%
51% - 99% of units
8%
21% - 50% of units
29%

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Granular & Diverse Office Portfolio

Office Portfolio by Tenancy


Multi Tenant w/ Anchor
$0.3
10%
Multi Tenant
$1.7
55%
Healthcare Office
$0.4
13%
$3.1bn
Single Tenant
$0.7
22%

~20% of Office Portfolio is Owner-Occupied.

Office Portfolio by Geography ($bn)


Manhattan
$0.2
6%
Florida & Alabama
$1.1
36%
New York
(ex. Manhattan)
$0.4
13%
$3.1bn
Other
$0.4
13%
New Jersey
$1.0
32%

Geography	Outstanding ($bn)	Avg. Size ($mm)	Wtd. Avg. LTV [1]	Wtd. Avg. DSCR [2]
Florida & Alabama	$1.1	$1.6mm	58%	2.08x
New Jersey	$1.0	$2.8mm	68%	1.64x
New York (ex. Manhattan)	$0.4	$3.7mm	53%	1.54x
Manhattan	$0.2	$5.9mm	65%	1.87x
Other	$0.4	$7.1mm	72%	1.35x
Total	$3.1bn	$2.5mm	62%	1.76x

[1] LTV based on most recent appraisal, seasoned on average 2.5 years; [2] DSCR calculated based on most recent financial information, typically received at least annually.
Note: Co-Op LTV is approximately 12%. Sums may be inconsistent due to rounding.

Commercial Real Estate by Contractual Maturity ($mm)

Outcome for Maturing CRE Loans in 4Q24	$mm
Retained	$1,428mm
Paid Off & Left	$202mm
Modified & Other[1]	$37mm
Total	**$1,667mm**


1,772
763
703
453
510
498
557
729
2,688
2,679
3,261
1,861
10,006

Wtd. Avg.	1Q25	2Q25	3Q25	4Q25	1Q26	2Q26	3Q26	4Q26	2027	2028	2029	2030	2031 +
LTV[2]	65%	64%	63%	57%	59%	63%	55%	57%	59%	59%	63%	51%	55%
DSCR[3]	1.38x	1.37x	1.55x	1.45x	1.43x	1.53x	1.50x	1.59x	1.71x	1.51x	1.54x	1.84x	1.73x
Borrower Contractual Rate	6.63%	6.27%	6.83%	6.02%	5.77%	5.00%	5.56%	4.92%	5.52%	5.84%	5.56%	5.33%	5.19%

[1] One Office loan totaling $37mm was moved to Non-Accrual. [2] LTV based on most recent appraisal, seasoned on average 2.5 years; [3] DSCR calculated based on most recent financial information, typically received at least annually. Current period includes short-term roll-overs from prior periods. Sums may be inconsistent due to rounding.

Net Interest Income and Margin

Net Interest Income ($mm) and Margin



2.82%
2.79%
2.84%
2.86%
2.92%
$399
$395
$403
$412
$424
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Income ($mm)
NIM

Net Interest Income Commentary

- Net interest income increased 3% sequentially as a result of strong customer deposit growth, lower deposit costs, and continued upwards repricing of our fixed rate assets.
- Deposits continue to reprice faster (51% 4Q24 beta) than loans (39% 4Q24 beta)
- Continue to optimize the roll-over of maturing liabilities and reduce deposit costs where possible.

Maturing CDs and FHLB Borrowings



4.61%
4.43%
4.78%
4.18%
4.39%
$4.2
$1.9
$2.2
$1.2
$5.4
1Q25
2Q25
3Q25
4Q25
Beyond
Balance ($bn)
Rate (%)

All metrics are presented on a fully tax equivalent basis.

Non-Interest Income

Reported Non-Interest Income ($mm) [1]



Reported
Adjusted[1]
60.7
59.1
1.1
1.3
0.8
1.0
(1.6)
(2.6)
59.1
51.2
3Q24
Capital Markets
Wealth & Trust
Insurance
Traditional Gain on Loan Sale
BOLI
Other
4Q24

4Q24 Adjusted Non-Interest Income ($mm) [1]



Loan Servicing $3.1 5%
Other $11.7 20%
BOLI $3.8 6%
$59.1mm
Deposit Service Charges $13.0 22%
Wealth, Trust & Insurance $20.1 34%
Capital Markets $7.4 13%

Non-Interest Income Commentary

- Deposit service charges continued to benefit from enhanced Treasury Solutions offerings and ability to pass fees through for incremental services
- Wealth, Trust and Insurance increased 12% on a combined basis relative to 3Q24
- Capital Markets ($7.4mm vs. $6.3mm in 3Q24) benefited from an increase in swap fees related to commercial loan transactions
- $2.2mm negative fintech valuation weighed on "Other" income

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

Non-Interest Expense

Non-Interest Expenses ($mm)


340.4
Reported
Adjusted[1]
278.6
269.5
272.6
263.6
275.8
4Q23
3Q24
4Q24

Efficiency Ratio Trend[1]


60.7%
56.1%
57.2%
4Q23
3Q24
4Q24

Adj. Ann. Non-Interest Expenses[1] / Avg. Assets


2.29%
2.25%
1.78%
1.69%
1.75%
4Q23
3Q24
4Q24
VLY
Peer Median

- Compensation costs remain well-controlled
- Majority of increase in technology & equipment expense was related to discrete items unlikely to recur
- Lower FDIC assessment reflects the benefit of equity offering proceeds down-streamed to Valley Bank
- Over $2mm increase in advertising expense (within "Other") to support new customer acquisition efforts

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix. Sums may be inconsistent due to rounding. Peers include major exchange traded banks and thrifts with assets between $30 billion and $150 billion as of 9/30/2024.

Asset Quality & Reserve Trends

Non-Accrual Loans / Total Loans


0.58%
0.58%
0.60%
0.60%
0.74%
12/31/23
3/30/24
6/30/24
9/30/24
12/31/24

Accruing Past Due Loans / Total Loans


30-59 PD
60-89 PD
90+ PD
0.18%
0.15%
0.14%
0.35%
0.20%
12/31/23
3/30/23
6/30/24
9/30/24
12/31/24

ACL / Total Loans


0.93%
0.98%
1.06%
1.14%
1.17%
12/31/23
3/30/24
6/30/24
9/30/24
12/31/24

Loan Loss Provision & Net Charge-Offs($mm)


Net Charge-Offs
Loan Loss Provision
17
21
24
45
37
82
43
75
98
107
4Q23
1Q24
2Q24
3Q24
4Q24

Equity & Capitalization

Book Value and Tangible Book Value per Share [1]



$12.79
$12.81
$12.82
$13.00
$12.67
$8.79
$8.84
$8.87
$9.06
$9.10
12/31/2023
3/31/2024
6/30/2024
9/30/2024
12/31/2024
TBV per share
Book Value per share

Equity Capitalization Level [1]



11.00%
11.03%
10.86%
11.23%
11.90%
7.58%
7.62%
7.52%
7.68%
8.40%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
12/31/2024
Tangible Common Equity / Tangible Assets[1]
Equity / Assets

Holding Company Capital Ratios	12/31/23	9/30/24	12/31/24	Q-o-Q change	Y-o-Y change
Tier 1 Leverage	8.16%	8.40%	**9.16%**	76 bps	100 bps
Common Equity Tier 1	9.29%	9.57%	**10.82%**	125 bps	153 bps
Tier 1 Risk-Based	9.72%	10.29%	**11.55%**	126 bps	183 bps
Total Risk-Based	11.76%	12.56%	**13.87%**	131 bps	211 bps

[1] Please refer to the Non-GAAP Disclosure Reconciliation in Appendix.

APPENDIX

Glossary of Defined Terms

Term	Definition
ACL	Allowance for credit losses
Bank Leumi USA	Bank Leumi Le-Israel Corporation acquired by Valley on April 1, 2022
C&I	Commercial & industrial
CAGR	Compound annual growth rate
CECL	Current expected credit loss model
CET 1	Tier 1 common capital
CRE	Commercial real estate
DSCR	Debt service coverage ratio
F/X	Foreign exchange
FDIC	Federal Deposit Insurance Corporation
FL	Florida
FHLB	Federal Home Loan Banks
FRB	Federal Reserve Bank
FRBNY	Federal Reserve Bank of New York
FTE	Fully Tax Equivalent using a 21 percent federal tax rate
GAAP	U.S. Generally Accepted Accounting Principles
HFS	Held for Sale
HHI	Household income
HOA	Homeowners Association
LIBOR	London Interbank Offered Rate
LTV	Loan to value
MSA	Metropolitan statistical area
NAICS	North American Industry Classification System per the United States Census Bureau

Term	Definition
NDF	Non-deliverable forward
NIM	Net Interest Margin
NJ	New Jersey
NY	New York
OTC	Over the counter
PD	Probability of Default
PPNR	Pre-Provision Net Revenue
RWA	Risk-weighted assets
S&P	Standard & Poor's
SF	Square footage
SOFR	Secured Overnight Financing Rate
TA	Tangible assets as defined in the non-GAAP disclosure reconciliation in the appendix
TBV	Tangible Book Value
TCE	Tangible common equity as defined in the non-GAAP disclosure reconciliation in the appendix
TRBC	Total risk-based capital
Valley	May refer to Valley National Bancorp individually, Valley National Bancorp and its consolidated subsidiaries, or certain of Valley National Bancorp's subsidiaries, as the context requires (interchangeable with the "Company," "we," "our" and "us").
VC	Venture capital
VLY	Refers to Valley as defined in this glossary

Consistent Relationship-Focus Supports Credit Strength

	Valley	Competitors
Firm Type:	Local / regional sponsors and developers; often owner-operators	Multi-national or nationwide developers, operators, asset managers typically publicly traded
Investor Profile:	**Active investor providing capital and industry expertise** to operate and improve property values	**Passive investors providing capital** to developer
Source of Equity Capital:	Often **multi-generational family businesses** with **significant experience in commercial real estate**	**Large asset managers invested in multiple asset classes** (pension funds, trusts, endowments, foundations, sovereign wealth funds, etc.)
Ownership Structure:	**Traditionally sole or joint ownership** where parties contribute funds, and actively manage the property	**Often syndicated** where sponsor raises capital, locates, acquires and operates a property; **investors have limited decision-making authority**
Timeframe and Size:	**Medium to long-term with smaller, more concentrated investments**	**More short-term in nature with larger single-property investments**
Performance Longevity:	**Focus on enhancing property value over investment horizon**	**Quarterly and annual performance reporting to passive clients** with emphasis on returns relative to benchmarks
Liquidity:	Small transaction sizes have less impact on market values and **improves liquidity for investors**	Large transaction sizes tend to **heavily influence property values**
Cash Stability:	**More disciplined capital focused on project selection where value can be added** with subsequent determination of capital needs	**More capital-seeking projects** including alternatives (e.g., real estate) due to low-yield environment

Underwriting:	Well-defined risk acceptance criteria with **focus on in place cash flows**	Rigid criteria by property class with **focus on future cash flow expectations**
Enhancements:	Personal guarantees, deposit reserve requirements, insurance, cross-collateralization and other factors	Less applicable

Key Pillars of Valley's Credit Risk Management

Customer Selection

Disciplined Approach to Customer Acquisition

- ✓ Deep institutional knowledge of real estate markets guides target customers
- ✓ Risk Acceptance Criteria sets expectations and filters out certain borrowers
- ✓ Rely heavily on professional networks of our bankers
- ✓ We don't conduct broad marketing campaigns

Loan Structuring

Strategic and Balanced Methodology

- ✓ Various Risk Acceptance Criteria approved by credit oversight and Board Risk Committee
- ✓ Deals based on in-place cash flow/rents vs forecasted
- ✓ Sponsors are required to contribute meaningful equity
- ✓ Risk-based rationale for permitting exceptions
- ✓ Enhancements are required to improve credit profile if necessary

Credit Monitoring

Granular and Broad View Across Portfolios

- ✓ Rigorous monitoring of performance and covenants
- ✓ Information from local team on market dynamics
- ✓ Stress test key loan segments and geographies
- ✓ Feedback between stress tests and loan portfolio thresholds
- ✓ Forward looking risk assessments with clients

Loss Mitigation

Client Selection Has a Meaningful Impact on Loss

- ✓ Client maintains deposit reserve, liquid wealth or other means to cure loss
- ✓ Borrowers may refinance via insurance companies, government agencies and other banks
- ✓ Independent loss mitigation group staffed with seasoned workout professionals
- ✓ Valuations subject to rigorous review of the Chief Appraisals Office

Minimal Exposure to Larger Office Properties

Probability of Default Applied to Office Exposure by Building



Valley Office Exposure by Building Size (LHS)
Probability of Default (RHS)[1]
% of Valley Office Portfolio
Probability of Default
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
25%
20%
15%
10%
5%
0%
3.0%
3.0%
5.0%
6.0%
10.0%
10.0%
12.0%
17.0%
16.0%
14.0%
22.0%
Under 50 k
50k - 99k
100k - 149k
150k - 199k
200k - 249k
250k-299k
300k - 349k
350k-399k
400k - 449k
450k - 500k
Over 500k

[1] Probability of Default information based on Federal Reserve statistics published by the Kansas City Federal Reserve Bank April 2024. Data is sourced from institutions filing FR-14Qs.

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands, except for share data)	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2023	Years Ended December 31, 2024	Years Ended December 31, 2023
Adjusted net income available to common shareholders (Non-GAAP):					
Net income, as reported (GAAP)	$115,711	$97,856	$71,554	$380,271	$498,511
Add: FDIC Special assessment (a)	—	—	50,297	8,757	50,297
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (b)	3	1	(877)	15	(401)
Add: Restructuring charge (c)	1,085	—	(538)	2,039	9,969
Add: Net losses on the sale of commercial real estate loans (d)	7,866	5,794	—	13,660	—
Add: Provision for credit losses for available for sale securities (e)	—	—	—	—	5,000
Add: Merger related expenses (f)	—	—	10,000	—	14,133
Add: Litigation reserve (g)	—	—	3,540	—	3,540
Less: Litigation settlements (h)	—	(7,334)	—	(7,334)	—
Less: Net gains on sales of office buildings (i)	—	—	—	—	(6,721)
Less: Gain on sale of commercial premium finance lending division (i)	—	—	—	(3,629)	—
Less: Income Tax Benefit (j)	(46,431)	—	—	(46,431)	—
Total non-GAAP adjustments to net income	(37,477)	($1,539)	$62,422	(32,923)	75,817
Income tax adjustments related to non-GAAP adjustments (k)	(2,520)	437	(17,679)	(3,789)	(20,057)
Net income, as adjusted (Non-GAAP)	$75,714	$96,754	$116,297	$343,559	$554,271
Dividends on preferred stock	7,025	6,117	4,104	21,369	16,135
Net income available to common shareholders, as adjusted (Non-GAAP)	$68,689	$90,637	$112,193	$322,190	$538,136

(a) Included in FDIC insurance expense.
(b) Included in gains (losses) on securities transactions, net.
(c) Represents severance (credit adjustments) expense related to workforce reductions within salary and employee benefits expense.
(d) Included in (losses) gains on sales of assets, net.
(e) Included in provision for credit losses for available for sale and held to maturity securities (tax disallowed).
(f) Represents data processing termination costs within technology, furniture and equipment expense and severance within salary and employee benefits expense for the 2023 periods.
(g) Represents legal reserves and settlement charges included in professional and legal fees.
(h) Represents recoveries from legal settlements included in other income.
(i) Included in gains (losses) on sales of assets, net within non-interest income.
(j) Income tax benefit related to reduction in reserves for uncertain tax positions due to statute of limitation expirations.
(k) Calculated using the appropriate blended statutory tax rate for the applicable period.

	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2023	Years Ended December 31, 2024	Years Ended December 31, 2023
Adjusted per common share data (Non-GAAP):					
Net income available to common shareholders, as adjusted (Non-GAAP)	$68,689	$90,637	$112,193	$322,190	$538,136
Average number of shares outstanding	536,159,463	509,227,538	507,683,229	515,755,365	507,532,365
Basic earnings, as adjusted (Non-GAAP)	$0.13	$0.18	$0.22	$0.62	$1.06
Average number of diluted shares outstanding	540,087,600	511,342,932	509,714,526	517,991,801	509,245,768
Diluted earnings, as adjusted (Non-GAAP)	$0.13	$0.18	$0.22	$0.62	$1.06
Adjusted annualized return on average tangible shareholders' equity (Non-GAAP):					
Net income, as adjusted (Non-GAAP)	$75,714	$96,754	$116,297	$343,559	$554,271
Average shareholders' equity	7,255,159	6,862,555	6,639,906	6,900,204	6,558,775
Less: Average goodwill and other intangible assets	2,000,574	2,008,692	2,033,656	2,012,713	2,047,172
Average tangible shareholders' equity	5,254,585	4,853,863	4,606,250	4,887,491	4,511,603
Annualized return on average tangible shareholders' equity, as adjusted (Non-GAAP)	5.76%	7.97%	10.10%	7.03%	12.29%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2023	Years Ended December 31, 2024	Years Ended December 31, 2023
Adjusted annualized return on average assets (Non-GAAP):					
Net income, as adjusted (Non-GAAP)	$75,714	$96,754	$116,297	$343,559	$554,271
Average assets	$62,865,338	$62,242,022	$61,113,553	$61,973,902	$61,065,897
Annualized return on average assets, as adjusted (Non-GAAP)	0.48%	0.62%	0.76%	0.55%	0.91%
Adjusted annualized return on average shareholders' equity (Non-GAAP):					
Net income, as adjusted (Non-GAAP)	$75,714	$96,754	$116,297	$343,559	$554,271
Average shareholders' equity	7,255,159	6,862,555	6,639,906	6,900,204	6,558,768
Annualized return on average shareholders' equity, as adjusted (Non-GAAP)	4.17%	5.64%	7.01%	4.98%	8.45%
Annualized return on average tangible shareholders' equity (Non-GAAP):					
Net income, as reported (GAAP)	$115,711	$97,856	$71,554	$380,271	$498,511
Average shareholders' equity	7,255,159	6,862,555	6,639,906	6,900,204	6,558,768
Less: Average goodwill and other intangible assets	2,000,574	2,008,692	2,033,656	2,012,713	2,047,172
Average tangible shareholders' equity	5,254,585	4,853,863	4,606,250	4,887,491	4,511,596
Annualized return on average tangible shareholders' equity (Non-GAAP):	8.81%	8.06%	6.21%	7.78%	11.05%
Efficiency ratio (Non-GAAP):					
Non-interest expense, as reported (GAAP)	$278,582	$269,471	$340,421	$1,105,860	$1,162,691
Less: FDIC Special assessment (pre-tax)	—	—	50,297	8,757	50,297
Less: Restructuring charge (pre-tax)	1,085	—	(538)	2,039	9,969
Less: Merger-related expenses (pre-tax)	—	—	10,000	—	14,133
Less: Amortization of tax credit investments (pre-tax)	1,740	5,853	4,547	18,946	18,009
Less: Litigation reserve (pre-tax)	—	—	3,540	—	3,540
Non-interest expense, as adjusted (Non-GAAP)	$275,757	$263,618	$272,575	$1,076,118	$1,066,743
Net interest income, as reported (GAAP)	422,977	410,498	397,275	1,628,708	1,665,478
Non-interest income, as reported (GAAP)	51,202	60,671	52,691	224,501	225,729
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	3	1	(877)	15	(401)
Add: Net losses on the sale of commercial real estate loans (pre-tax)	7,866	5,794	—	13,660	—
Less: Litigation Settlement (pre-tax)	—	(7,334)	—	(7,334)	—
Less: Gain on sale of premium finance division (pre-tax)	—	—	—	(3,629)	—
Less: Net gains on sales of office buildings (pre-tax)	—	—	—	—	(6,721)
Non-interest income, as adjusted (Non-GAAP)	59,071	$59,132	$51,814	227,213	218,607
Gross operating income, as adjusted (Non-GAAP)	482,048	469,630	449,089	1,855,921	1,884,085
Efficiency ratio (Non-GAAP)	57.21%	56.13%	60.70%	57.98%	56.62%
Annualized pre-provision net revenue / average assets					
Net interest income, as reported (GAAP)	$422,977	$410,498	$397,275	$1,628,708	$1,665,478
Non-interest income, as reported (GAAP)	51,202	60,671	52,691	224,501	225,729
Less: Non-interest expense, as reported (GAAP)	278,582	269,471	340,421	1,105,860	1,162,691
Pre-provision net revenue (GAAP)	$195,597	$201,698	$109,545	$747,349	$728,516
Average assets	$62,865,338	$62,242,022	$61,113,553	$61,973,902	$61,065,897
Annualized pre-provision net revenue / average assets (GAAP)	1.24%	1.30%	0.72%	1.21%	1.19%

Non-GAAP Reconciliations to GAAP Financial Measures

($ in thousands)	Three Months Ended December 31, 2024	Three Months Ended September 30, 2024	Three Months Ended December 31, 2023	Years Ended December 31, 2024	Years Ended December 31, 2023
Annualized pre-provision net revenue / average assets, as adjusted					
Pre-provision net revenue (GAAP)	$195,597	$201,698	$109,545	$747,349	$728,516
Add: FDIC Special assessment (pre-tax)	—	—	50,297	8,757	50,297
Add: Restructuring charge (pre-tax)	1,085	—	(538)	2,039	9,969
Add: Merger-related expenses (pre-tax)	—	—	10,000	—	14,133
Add: Amortization of tax credit investments (pre-tax)	1,740	5,853	4,547	18,946	18,009
Add: Litigation reserve (pre-tax)	—	—	3,540	—	3,540
Add: Losses (gains) on available for sale and held to maturity securities transactions, net (pre-tax)	3	1	(877)	15	(401)
Add: Net losses on sale of commercial real estate loans (pre-tax)	7,866	5,794	—	13,660	—
Less: Litigation Settlement (pre-tax)	—	(7,334)	—	(7,334)	—
Less: Gain on sale of premium finance division (pre-tax)	—	—	—	(3,629)	—
Less: Net gains on sales of office buildings (pre-tax)	—	—	—	—	(6,721)
Pre-provision net revenue, as adjusted (Non-GAAP)	206,291	206,012	176,514	779,803	817,342
Average assets	$62,865,338	$62,242,022	$61,113,553	$61,973,902	$61,065,897
Annualized pre-provision net revenue / average assets, as adjusted (Non-GAAP)	1.31%	1.32%	1.16%	1.26%	1.34%
Annualized non-interest expenses / average assets, as adjusted					
Non-interest expense, as adjusted (Non-GAAP)	$275,757	$263,618	$272,575	$1,076,118	$1,066,743
Average assets	$62,865,338	$62,242,022	$61,113,553	$61,973,902	$61,065,897
Annualized non-interest expenses / average assets, as adjusted	1.75%	1.69%	1.78%	1.74%	1.75%

($ in thousands, except for share data)	As of December 31, 2024	As of September 30, 2024	As of June 30, 2024	As of March 31, 2024	As of December 31, 2023
Tangible book value per common share (Non-GAAP):					
Common shares outstanding	558,786,093	509,252,936	509,205,014	508,893,059	507,709,927
Shareholders' equity (GAAP)	$7,435,127	$6,972,380	$6,737,737	$6,727,139	$6,701,391
Less: Preferred Stock	354,345	354,345	209,691	209,691	209,691
Less: Goodwill and other intangible assets	1,997,597	2,004,414	2,012,580	2,020,405	2,029,267
Tangible common shareholders' equity (Non-GAAP)	$5,083,185	$4,613,621	$4,515,466	$4,497,043	$4,462,433
Tangible book value per common share (Non-GAAP):	$9.10	$9.06	$8.87	$8.84	$8.79
Tangible common equity to tangible assets (Non-GAAP):					
Tangible common shareholders' equity (Non-GAAP)	$5,083,185	$4,613,621	$4,515,466	$4,497,043	$4,462,433
Total assets (GAAP)	62,491,691	62,092,332	62,058,974	61,000,188	60,934,974
Less: Goodwill and other intangible assets	1,997,597	2,004,414	2,012,580	2,020,405	2,029,267
Tangible assets (Non-GAAP)	60,494,094	60,087,918	60,046,394	58,979,783	58,905,707
Tangible common equity to tangible assets (Non-GAAP)	8.40%	7.68%	7.52%	7.62%	7.58%

For More Information

- Log onto our website: www.valley.com
- Email requests to: tlan@valley.com
- Call Travis Lan in Investor Relations at: (973) 686-5007
- Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC

Valley